Exhibit 10.36

                              AMNET MORTGAGE, INC.
                    NOTICE OF GRANT OF RESTRICTED STOCK AWARD
                                (Director Grant)

         ________________________ (the "Participant") has been granted an award (the "Award") pursuant to the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan") of certain shares of Stock (the "Shares") of AmNet Mortgage, Inc., as follows:

        Grant Number:               ________________

        Date of Grant:              ________________

        Total Number of Shares:     ________________

        Initial Vesting Date:       ________________

        Vested Shares:              Except as provided in the Restricted Stock
                                    Agreement, the number of Vested Shares
                                    (disregarding any resulting fractional
                                    share) as of any date is determined by
                                    multiplying the Total Number of Shares by the "Vested Ratio" determined as of such date as follows:

                                                                        Vested
                                                                         Ratio
                                                                        -------
                                    Prior to Initial Vesting Date         0

                                    On Initial Vesting Date, provided
                                    the Participant's Service has
                                    not terminated prior to such date     1/1

         By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Agreement attached to and made a part of this document. The Participant acknowledges receipt of a copy of the Plan and the Restricted Stock Agreement, and represents that the Participant has read and is familiar with the provisions of the Plan, this Notice and the Restricted Stock Agreement, and hereby accepts the Award subject to all applicable terms and conditions.

AMNET MORTGAGE, INC.                                 PARTICIPANT


By:
    ---------------------------------------  --------------------------------
                                             Signature
Its:
     --------------------------------------  --------------------------------
                                             Date
Address: 10421 Wateridge Circle Suite 250
                                           ----------------------------------
                  San Diego, CA 92121        Address



ATTACHMENTS: AmNet Mortgage, Inc. 2004 Equity Incentive Plan, Restricted Stock
             Agreement; Joint Escrow Instructions; Assignment Separate from Certificate

                              AMNET MORTGAGE, INC.
                           RESTRICTED STOCK AGREEMENT
                                (Director Grant)

         AmNet Mortgage, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Award (the "Notice") to which this Restricted Stock Agreement (the "Agreement") is attached an Award consisting of Shares subject to the terms and conditions set forth in the Notice and this Agreement. The Award has been granted pursuant to the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan"). By signing the Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Plan, the Notice and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Plan, the Notice and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan, the Notice or this Agreement, and (d) acknowledges receipt of a copy of the Plan, the Notice, and this Agreement.

         1. DEFINITIONS AND CONSTRUCTION.

         1.1 Definitions. Unless otherwise defined in the Notice, defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

         1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2. THE AWARD.

         2.1 Grant and Issuance of Shares. On the Date of Grant, the Participant will acquire and the Company will issue, subject to the provisions of this Agreement, a number of Shares equal to the Total Number of Shares set forth in the Notice. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with the Notice (a) the Joint Escrow Instructions in the form attached to the Notice and (b) the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Notice.

         2.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

         2.3 Certificate Registration. The certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

         2.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         3. VESTING CONDITIONS.

         3.1 Normal Vesting. Except as provided in Section 3.2, the Shares shall vest and become Vested Shares as provided in the Notice. No additional Shares will become Vested Shares following the Participant's termination of Service for any reason. Shares that are not Vested Shares ("Unvested Shares") shall be subject to the reacquisition rights set forth in Section 4.1 below.

         3.2 Acceleration of Vesting Upon a Change in Control. In the event of a Change in Control, the vesting of the Shares shall be one hundred percent (100%) accelerated as of the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date.

         4. COMPANY REACQUISITION RIGHT.

         4.1 Grant of Company Reacquisition Right. In the event that (a) the Participant's Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant's legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Unvested Shares, the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the "Company Reacquisition Right").

         4.2 Ownership Change Event. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant's ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms "Shares," "Stock," and "Unvested Shares" for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event.

         5. TAX MATTERS.

         5.1 Tax Withholding. At the time the Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any Vesting Conditions with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from an escrow established pursuant to this Agreement until the tax withholding obligations of the Company have been satisfied by the Participant.

         5.2 Election Under Section 83(b) of the Code.

         (a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date on which the Shares are "substantially vested," within the meaning of Section 83. In this context, "substantially vested" means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under
Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

         (b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT'S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

         (c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

         6. ESCROW.

         6.1 Establishment of Escrow. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant agrees to deliver to and deposit with an escrow agent designated by the Company the certificate evidencing the Shares, together with an Assignment Separate from Certificate with respect to such certificate duly endorsed (with date and number of shares blank) in the form attached to the Notice, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached to the Notice (the "Escrow"). The Company shall bear the expenses of the Escrow.

         6.2 Delivery of Shares to Participant. The Company shall, to the extent described in the Joint Escrow Instructions, give to the escrow agent a written notice directing the escrow agent to deliver such Shares to the Participant. As soon as practicable after receipt of such notice, the escrow agent shall deliver to the Participant the Shares specified in such notice, and the Escrow shall terminate with respect to such Shares.

         7. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to this Agreement. Any and all new, substituted or additional securities or other property to which Participant is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally acquired hereunder and will be included in the terms "Shares" and "Stock" for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto. The adjustments determined by the Board pursuant to this Section 7 shall be final, binding and conclusive.

         8. LEGENDS.

         The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section.

         9. TRANSFERS IN VIOLATION OF AGREEMENT.

         No Shares may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company's transfer agent.

         10. RIGHTS AS A STOCKHOLDER.

         The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of a certificate for such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in
Section 7. Subject to the provisions of this Agreement, the Participant shall be entitled to all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6.

         11. RIGHT TO CONTINUED SERVICE WITH THE COMPANY.

         Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Participant's Service at any time.

         12. MISCELLANEOUS PROVISIONS.

         12.1 Administration. All questions of interpretation concerning the Plan, the Notice and this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         12.2 Amendment. The Board may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant's rights under this Agreement without the consent of the Participant. No amendment or addition to this Agreement shall be effective unless in writing.

         12.3 Nontransferability of the Award. The right to acquire Shares pursuant to the Award may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. During the lifetime of the Participant, all rights with respect to this Award shall be exercisable only by the Participant.

         12.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         12.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant's heirs, executors, administrators, successors and assigns.

         12.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature in the Notice or at such other address as such party may designate in writing from time to time to the other party.

         12.7 Integrated Agreement. The Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or in the Notice.

         12.8 Applicable Law. The Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

         12.9 Counterparts. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.